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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported):  April 16, 1997


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 1997, which forms Lehman Home Equity Loan Trust 1997-1, which will issue the Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1).


                            LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)

         Delaware               333-14293        13-3447441
----------------------------  ------------   -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
----------------------------                      ---------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------


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Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Home Equity Loan Asset-Backed Certificates, Series 1997-1.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Registrant's registration statement (File No. 333-14293). The financial statements will be referred to in the prospectus supplement relating to Lehman Home Equity Loan Trust 1997-1. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 1.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.       The Consent of Coopers & Lybrand L.L.P.

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*    Capitalized terms used  and not otherwise defined herein  shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its Lehman Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin Harding
                                  -----------------------------
                                    Martin Harding
                                    Managing Director



Dated:  April 17, 1997


                                Exhibit Index
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Exhibit                                                Page
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23.  The Consent of Coopers & Lybrand L.L.P.  . . . . . 5




               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS

                                     COOPERS & LYBRAND
COOPERS
& LYBRAND
                                     A PROFESSIONAL SERVICES FIRM






                      CONSENT OF INDEPENDENT ACCOUNTANTS

                              -------------------



We consent to the incorporation by reference in the Prospectus Supplement dated April 16, 1997 (to Prospectus dated March 18, 1997) of Lehman ABS Corporation, relating to Lehman Home Equity Loan Trust 1997-1 of our report dated January 24, 1997 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our Firm under the caption "Experts."


                                   /s/Coopers & Lybrand L.L.P.

                                   COOPERS & LYBRAND L.L.P.



New York, New York
April 17, 1997